JOHN HANCOCK

                             SOVEREIGN BALANCED FUND

                           CLASS A AND CLASS B SHARES

                                  Statement of
                             Additional Information


                   December 2, 1996 as revised March 12, 1997

         This Statement of Additional Information provides information about John Hancock Sovereign Balanced Fund (the "Fund") a diversified series of John Hancock Investment Trust (the "Trust"), in addition to the information that is contained in the combined Growth and Income Fund's Prospectus dated December 2, 1996 (the "Prospectus").

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                           1 John Hancock Way STE 1000
                        Boston, Massachusetts 02217-1000
                                1-(800)-225-5291


                                TABLE OF CONTENTS

                                                                        Page
Organization of the Fund .............................................    2
Investment Objectives and Policies ...................................    2
Investment Restrictions ..............................................   17
Ratings...............................................................   21
Those Responsible for Management .....................................   21
Investment Advisory and Other Services ...............................   29
Net Asset Value ......................................................   31
Distribution Contracts ...............................................   32
Initial Sales Charge on Class A Shares ...............................   34
Deferred Sales Charge on Class B Shares ..............................   36
Additional Services and Programs .....................................   39
Description of Fund Shares ...........................................   41
Tax Status ...........................................................   42
Calculation of Performance ...........................................   47
Brokerage Allocation .................................................   49
Transfer Agent Services ..............................................   51
Custody of Portfolio .................................................   51
Independent Auditors .................................................   51
Appendix..............................................................  A-1
Financial Statements .................................................  F-1

ORGANIZATION OF FUND

         The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust on December 12, 1984. Prior to December 2, 1996, the Fund was a diversified series of John Hancock Sovereign Investors Fund, Inc.

         John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of the John Hancock Mutual Life Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of the Fund are to provide current income, long-term growth of capital and income and preservation of capital without assuming what the Adviser believes to be undue market risks. At times, however, because of market conditions, the Fund may invest primarily for current income. There is no assurance that the Fund's objectives will be achieved. The Fund will allocate its investments among different types and classes of securities in accordance with the Adviser's appraisal of economic and market conditions. Shareholder approval is not required to effect changes in the Fund's investment objectives.

         The Fund may invest in any type or class of security. At least 25% of the value of the Fund's total assets will be invested in fixed income senior securities. Fixed income securities may include both convertible and non-convertible debt securities and preferred stock, and only that portion of their value attributed to their fixed income characteristics, as determined by the Adviser, can be used in applying the 25% test. The balance of the Fund's total assets may consist of cash or (i) equity securities of established companies, (ii) equity and fixed income securities of foreign corporations, governments or other issuers meeting applicable quality standards as determined by the Fund's investment adviser, (iii) foreign currencies, (iv) securities that are issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentalities, (v) obligations and equity securities of banks or savings and loan associations (including certificates of deposit and bankers' acceptances); and (vi) to the extent available and permissible, options and futures contracts on securities, currencies and indices. Each of these investments is more fully described below. The Fund's portfolio securities are selected mainly for their investment character based upon generally accepted elements of intrinsic value, including industry position, management, financial strength, earning power, marketability and prospects for future growth. The distribution or mix of various types of investments is based on general market conditions, the level of interest rates, business and economic conditions and the availability of investments in the equity or fixed income markets.

         Equity securities, for purposes of the Fund's investment policy, are limited to common stocks, preferred stocks, investment grade convertible securities and warrants. In addition, the Fund utilizes a strategy of investing only in those common stocks which have a record of having increased their shareholder dividend in each of the preceding ten or more years. This dividend performers strategy may be changed at any time.

         At least 75% of the Fund's total investments in fixed income securities (other than commercial paper) will be rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group ("S&P") (AAA, AA, A or BBB). Fixed income securities rated Baa or BBB are considered medium grade obligations with speculative characteristics; and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal.

         The Fund diversifies its investments among a number of industry groups without concentrating more than 25% of its assets in any particular industry. The Fund's investments are subject to market fluctuation and the risks inherent in all securities. There is no assurance that the Fund will achieve its investment objectives.

         Assuming relatively stable economic conditions, it is anticipated that the annual portfolio turnover rate will not usually exceed 100%. However, under certain economic conditions, a higher turnover may be advisable to achieve the Fund's objectives.

         Investment in Foreign Securities. The Fund may invest up to 35% of its total assets in securities of foreign companies. The actual percentage that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

         Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

         Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

         Foreign securities will be purchased in the best available market whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges. although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, exproporiation, nationalization or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflaction, capital reinvestment, resource self-sufficiency and balance of payments position.

         The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

         These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

         Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

         When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

         Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

         The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and decline in value of the underlining securities or of access to income during this period as well as expense of enforcing its rights.

         Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. In addition, the Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33% of the market value of its total assets. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, the Adviser will monitor the creditworthiness of the banks involved.

         Financial Futures Contracts. The Fund may hedge its portfolio by selling financial futures contracts as an offset against the effect of expected increases in interest rates or declines in security or foreign currency values and by purchasing such futures contracts as an offset against the effect of expected declines in interest rates or increases in security or foreign currency values. Although other techniques could be used to reduce the Fund's exposure to interest rate, securities market and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using financial futures contracts. The Fund will enter into financial futures contracts for hedging, speculative and other non-hedging purposes.

         Financial futures contracts have been designed by boards of trade which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"). Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. It is expected that if new types of financial futures contracts are developed and traded the Fund may engage in transactions in such contracts.

         Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts (same exchange, underlying security or currency and delivery month). Other financial futures contracts, such as futures contracts on securities indices, by their terms call for cash settlements. If the offsetting purchase price is less than the Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. The Fund will pay a commission in connection with each purchase or sale of financial futures contracts, including a closing transaction. For a discussion of the Federal income tax considerations of transactions in financial futures contracts, see the information under the caption "Tax Status" below.

         At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin." The margin required for a financial futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the financial futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. This process is known as "mark to market." Variation margin does not represent a borrowing or lending by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the financial futures contract expired. In computing net asset value, the Fund will mark to the market its open financial futures positions.

         Successful hedging depends on the extent of correlation between the market for the underlying securities and the futures contract market for those securities or currency. There are several factors that will probably prevent this correlation from being perfect, and even a correct forecast of general interest rate, securities market or currency trends may not result in a successful hedging transaction. There are significant differences between the securities or currency markets and the futures markets which could create an a given hedge. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for financial futures and debt and equity securities, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard financial futures contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated, and, thus, subject to greater fluctuation in price than higher-rated securities.

         A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate, securities market or currency trends. The Fund will bear the risk that the price of the securities being hedged will not move in complete correlation with the price of the futures contracts used as a hedging instrument. Although the Adviser believes that the use of financial futures contracts will benefit the Fund, an incorrect prediction could result in a loss on both the hedged securities or currency in the Fund's portfolio and the futures position so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The low margin deposits required for futures transactions permit an extremely high degree of leverage. A relatively small movement in the price of instruments underlying a futures contract may result in losses or gains in excess of the amount invested.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price, at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         Finally, although the Fund engages in financial futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, the Fund could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If the Fund cannot close out a position, it will be required to continue to meet margin requirements until the position is closed.

         The Fund will not engage in a transaction in futures or options on futures for speculative purposes if, immediately thereafter, the sum of initial margin deposits and premiums required to establish speculative positions in futures contracts and options on futures would exceed 5% of the Fund's total may exceed the amount invested or of the premium received.

         Options on Financial Futures Contracts. The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial and variation margin with respect to put and call options on futures contracts written by it.

         Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

         Restrictions on Use of Futures Transactions and Options. The Fund intends to comply with CFTC Regulation 4.5 and thereby avoid the status of "commodity pool operator."

         When futures contracts or options thereon are purchased to protect against a price increase in securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. As an alternative to this test of bona fine hedging intent, a CFTC regulation permits the Fund to elect to comply with a different test, under which the Fund will not enter into a futures contract or purchase an option thereon for non-hedging purposes if immediately thereafter the initial margin deposits and premiums required to establish non-hedging positions in futures contracts and options on futures would exceed 5% of the Fund's total assets.

         When the Fund purchases a futures contract, writes a put option thereon or purchases a call option thereon, an amount of cash or liquid securities will be deposited in a segregated account with the Fund's custodian which is equal to the underlying value of the futures contract reduced by the amount of initial and variation margin held in the account of its broker.

         Options Transactions. The Fund may write listed and over-the-counter covered call options and covered put options on securities and foreign currency in order to earn additional income from the premiums received. In addition, the Fund may purchase listed and over-the-counter call and put options. The extent to which covered options will be used by the Fund will depend upon market conditions and the availability of alternative strategies. The Fund may purchase listed and over-the-counter call and put options on securities and currency with an aggregate value not exceeding 5% of the Fund's total assets.

         The Fund will write listed and over-the-counter call options only if they are "covered," which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund will also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where
(i) the exercise price of the covering call held is equal to or less than the exercise price of the call written or, if the exercise price of the covering call is greater than that of the call written, the difference is maintained by the Fund in cash, U.S. Treasury bills or high grade liquid debt obligations in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as or later than the call written. If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, the Fund's loss would be reduced by the amount of the option premium.

         As writer of a covered put option, the Fund will write a put option only with respect to securities it intends to acquire for the Fund's portfolio and will maintain in a segregated account with its custodian bank cash, U.S. Government securities, or high-grade liquid debt securities with a value equal to the price at which the underlying security may be sold to the Fund in the event the put option is exercised by the purchaser. The Fund can also write a "covered" put option by purchasing on a share-for-share basis a put on the same security as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time or later than the put written.

         In writing listed and over-the-counter covered put options on securities, the Fund would earn income from the premiums received. If a covered put option is not exercised, the Fund would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security, the Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

         If the writer of an exchange-traded option wishes to terminate its obligation prior to its exercise, it may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation. The Fund may not effect a closing purchase transaction after it has been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

         In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         Over-the-Counter Options. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. In general, exchange-traded options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The SEC has taken the position that OTC options are illiquid securities subject to the restriction that illiquid securities are limited to not more than 15% of the Fund's assets. The SEC, however, has a partial exemption from the above restrictions on transactions in OTC options. The SEC allows the Fund to exclude from 15% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that certain conditions are met. First, the other party to the OTC options has to be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Fund would have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, a Fund must treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

         While transactions in options may reduce certain risks, they may entail other risks. Certain risks arise due to the imperfect correlations between movements in the price of options contracts and movements in the prices of the securities or currency underlying the contracts.

         The Fund's ability to use options to hedge or earn income successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes, currency rate fluctuations and other market factors. The success of hedging transactions will also depend on the degree of correlation between the options markets and the securities markets. The risk of loss on written options transactions is potentially unlimited and may exceed the amount invested or of the premium received. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, an options position because of position limits or limits on daily price fluctuations imposed by an exchange.

         Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or in the event of the borrower's bankruptcy may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

         Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, the Fund will not invest more than

15% of its assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. However, if the Board of Trustees determines, based upon a continuing review of the trading markets for specific Rule 144A securities, that they are liquid, then such securities may be purchased without regard to the 15% limit. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

         The Fund may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair market value as determined in good faith by the Fund's Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its assets is invested in illiquid securities (including repurchase agreements which mature in more than seven days and options which are traded over-the-counter and their underlying securities), the Fund will bring its holdings of illiquid securities below the 15% limitation.

         Government Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. The Fund will not invest more than 50% of its assets in mortgage-backed securities.

         Forward Foreign Currency Transactions. The foreign currency transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also enter into forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's transactions in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser.

         If the Fund enters into a forward contract to purchase foreign currency, its custodian bank will segregate cash or liquid securities in a separate account of the Fund in an amount necessary to complete the contract. Those assets will be market to market daily and if the value of the securities in the separate account declines, additional cash or securities will be added so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

         Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

         Lower Rated High Yield "High Risk" Securities. Up to 25% of the Fund's total investments in fixed income securities may be in high yielding, fixed income securities rated as low as C by Moody's or S&P. These lower rated securities are speculative to a high degree and often have very poor prospects of attaining real investment standing. Lower rated securities are generally referred to as junk bonds. Ratings are based largely on the historical financial condition of the issuer.

         Securities rated lower than Baa by Moody's or BBB by Standard & Poor's are sometimes referred to as junk bonds. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The credit ratings of Moody's and

Standard & Poor's such as those ratings described here, may not be changed by Moody's and Standard & Poor's in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not reflect an evaluation of market risk. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer's ability to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. The Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions.

         Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

         The Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. The Fund also may invest in zero coupon bonds, which have a determined interest rate, but payment of the interest is deferred until maturity of the bonds. Both kinds of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates.

         The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

         Investments in corporate fixed income securities may be in bonds, convertible debentures and convertible or non-convertible preferred stock. The value of convertible securities, while influenced by the level of interest rates, is also affected by the changing value of the underlying common stock into which the securities are convertible. The value of fixed income securities varies inversely with interest rates.

         Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowing and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

         Asset-Backed Securities. The Fund may invest a portion of its assets in asset- backed securities which are rated in the highest rating category by a nationally recognized statistical rating organization (e.g., Standard & Poor's Corporation or Moody's Investors Services, Inc.) or if not so rated, of equivalent investment quality in the opinion of the Adviser.

         Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

         Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan services to retain possession of the underlying obligations. If the service were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

         Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's
Fundamental Investment Restriction,. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

         Short-Sales. The Fund may engage in short sales "against the box", as well as short sales to hedge against or profit from an anticipated deline in the value of a security. When the Fund engages in a short sale, it will place in a segregated account and mark to market daily, cash or U.S. Government securities in accordance with applicable regulatory requirements.

         Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

         Swaps, Caps, Floor and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

         Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

         Participation Interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests are subject to its 15% limitation on investments in liquid securities.

         Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a grater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status."

         Brady Bonds. The Fund may also invest in so-called "Brady Bonds." The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). The World Bank and/or the IF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

         Brady Bonds have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Poland, the Philippines, Uruguay and Venezuela and may be issued by other countries. Over $130 billion in principal amount of Brady Bonds have been issued to date, the largest portion having been issued by Argentina and Brazil. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. As of the date of this Statement of Additional Information, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize however, that Brady Bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

         Short Term Trading and Portfolio Turnover. The Fund may attempt to maximize current income through short-term portfolio trading. This will involve selling portfolio instruments and purchasing different instruments to take advantage of yield disparities in different segments of the market for Government Obligations. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves corresponding higher transaction expenses and may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes.

         Defensive Investments. For temporary defensive purposes, the Fund may invest some or all of its assets in investment grade short-term securities.

INVESTMENT RESTRICTIONS

         Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

         The Fund observes the fundamental restrictions listed in items (1) through (9) below.

         The Fund may not:

         (1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, the issuance of shares in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below, are not deemed to be senior securities.

         (2) Borrow money in amounts exceeding 33% of the Fund's total assets (including the amount borrowed) taken at market value. Interest paid on borrowings will reduce income available to shareholders.

         (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if the assets subject to such pledging, mortgaging or hypothecation do not exceed 33% of the Fund's total assets taken at market value.

         (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

         (5) Purchase or sell real estate or any interest therein, including real estate limited partnerships, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

         (6) Make loans, except for collateralized loans of portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of bonds, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

         (7) Buy or sell commodities, commodity contracts, puts, calls or combinations thereof, except futures contracts and options on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward foreign currency exchange contracts, forward commitments, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

         (9)      Purchase   securities  of  an  issuer  (other  than  the  U.S.
                  Government, its agencies or instrumentalities), if, with respect to 75% of the Fund's total assets,

                  (i) more than 5% of the Fund's total assets taken at market value would be invested in the securities of such issuer, or,

                  (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

         In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

         Nonfundamental   Investment  Restrictions.   The  following  investment
restrictions are designated as nonfundamental and may be changed by the Trustees without shareholders' approval.

         The Fund may not:

(a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(b) Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of transactions in securities and forward foreign currency exchange contracts and may make margin payments in connection with transactions in futures contracts and options on futures) or make short sales of securities unless by virtue of its ownership of other securities, the Fund has the right to obtain, without the payment of any additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

(c) Purchase securities of an issuer if, to the Fund's knowledge, one or more of the Trustees or officers of the Trust or the directors or officers of the Adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

(d) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Trustees, purchase securities of other investment companies within the John Hancock Group of Funds. The Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

(e) Purchase securities of any issuer which, together with any predecessor, has a record of less than three years' continuous operations if such purchase would cause investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

(f) Invest for the purpose of exercising control over or management of any company.

(g) Purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

(h) Purchase any security, including any repurchase agreement maturing in more than 7 days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities. (The staff of the Securities and Exchange Commission may consider over-the-counter options to be illiquid securities subject to the 15% limit.)

(i) Purchase interests in oil, gas or other mineral leases or exploration programs or leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

(j) Purchase a security if, as a result, more than 15% of the Fund's assets would be invested in securities which are restricted as to disposition; however, this policy will not restrict the acquisition of restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 or to foreign securities purchased in accordance with Regulation S under the Securities Act of 1933.

         In order to permit the sale of shares of the Fund in certain states, the Trustees may, in its sole discretion, adopt restrictions or investment policies more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, at its sole discretion, revoke such policy. The Fund has agreed with state securities administrators that it will not purchase the following securities:

         The Fund agrees that, in accordance with the Ohio Securities Division and until such regulations are no longer required, it will comply with rule 1301:6-3-09(E)(9) by not investing in the securities of other open-end and closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

         If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

RATINGS

         As described in this Statement of Additional Information, at least 75% of the Fund's investments in fixed income securities will be comprised of securities in the four highest applicable ratings of S&P and Moody's or their equivalent or unrated securities deemed of comparable quality by the Adviser. See the Appendix attached to this Statement of Additional Information, which describes the characteristics of the securities in the various categories.

THOSE RESPONSIBLE FOR MANAGEMENT

         The business of the Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers or directors of the Adviser or officers or directors of John Hancock Funds, Inc. ("John Hancock Funds") the Fund's principal distributor.


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)               Officer, the Adviser and The
Boston, MA  02199                                                              Berkeley Financial Group ("Berkeley
October 1944                                                                   Group"); Chairman, NM Capital
                                                                               Management, Inc. ("NM Capital") and
                                                                               John Hancock Advisers International
                                                                               Limited ("Advisers International");
                                                                               Chairman, Chief Executive Officer
                                                                               and President, John Hancock Funds,
                                                                               Inc. ("John Hancock Funds"), First
                                                                               Signature Bank and Trust Company
                                                                               and Sovereign Asset Management
                                                                               Corporation ("SAMCorp."); Director,
                                                                               John Hancock Insurance Agency, Inc.
                                                                               ("Insurance Agency, Inc."), John
                                                                               Hancock Capital Corporation and New
                                                                               England/Canada Business Council;
                                                                               Member, Investment Company
                                                                               Institute Board of Governors;
                                                                               Director, Asia Strategic Growth
                                                                               Fund, Inc.; Trustee, Museum of
                                                                               Science; Vice Chairman and
                                                                               President, the Adviser (until July
                                                                               1992); Chairman, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994); Director, John Hancock
                                                                               Freedom Securities Corporation
                                                                               (until September 1996); Director,
                                                                               John Hancock Signature Services,
                                                                               Inc. ("Signature Services") (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.




                                       22

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

James F. Carlin                         Trustee (3)                            Chairman and CEO, Carlin
233 West Central Street                                                        Consolidated, Inc.
Natick, MA 01760                                                               (management/investments); Director,
April 1940                                                                     Arbella Mutual Insurance Company
                                                                               (insurance), Consolidated Group
                                                                               Trust (insurance administration),
                                                                               Carlin Insurance Agency, Inc., West
                                                                               Insurance Agency, Inc. (until May
                                                                               1995) Uno Restaurant Corp.;
                                                                               Chairman, Massachusetts Board of
                                                                               Higher Education (since 1995);
                                                                               Receiver, the City of Chelsea (until
                                                                               August 1992).

William H. Cunningham                   Trustee (3)                            Chancellor, University of Texas
601 Colorado Street                                                            System and former President of the
O'Henry Hall                                                                   University of Texas, Austin, Texas;
Austin, TX 78701                                                               Lee Hage and Joseph D. Jamail
January 1944                                                                   Regents Chair of Free Enterprise;
                                                                               Director, LaQuinta Motor Inns, Inc.
                                                                               (hotel management company);
                                                                               Director, Jefferson-Pilot
                                                                               Corporation (diversified life
                                                                               insurance company) and LBJ
                                                                               Foundation Board (education
                                                                               foundation); Advisory Director,
                                                                               Texas Commerce Bank - Austin.


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.








                                       23

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Charles F. Fretz                        Trustee (3)                            Retired; self employed; Former Vice
RD #5, Box 300B                                                                President and Director, Towers,
Clothier Springs Road                                                          Perrin, Foster & Crosby, Inc.
Malvern, PA  19355                                                             (international management
June 1928                                                                      consultants) (1952-1985).

Harold R. Hiser, Jr.                    Trustee (3)                            Executive Vice President,
123 Highland Avenue                                                            Schering-Plough Corporation
Short Hill, NJ  07078                                                          (pharmaceuticals) (retired 1996);
October 1931                                                                   Director, ReCapital Corporation
                                                                               (reinsurance) (until 1995).

Anne C. Hodsdon *                       Trustee and President (1,2)            President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser; Director,
Boston, MA  02199                                                              The Berkeley Group, John Hancock
April 1953                                                                     Funds; Director, Advisers
                                                                               International; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Senior Vice
                                                                               President, the Adviser (until
                                                                               December 1993); Director, Signature
                                                                               Services (until January 1996).

Charles L. Ladner                       Trustee (3)                            Director, Energy North, Inc. (public
UGI Corporation                                                                utility holding company) (until
P.O. Box 858                                                                   1992); Senior Vice President of UGI
Valley Forge, PA  19482                                                        Corp. Holding Company Public
February 1938                                                                  Utilities, LPGAS.


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.








                                       24

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Leo E. Linbeck, Jr.                     Trustee (3)                            Chairman, President, Chief Executive
3810 W. Alabama                                                                Officer and Director, Linbeck
Houston, TX 77027                                                              Corporation (a holding company
August 1934                                                                    engaged in various phases of the
                                                                               construction industry and
                                                                               warehousing interests); Former
                                                                               Chairman, Federal Reserve Bank of
                                                                               Dallas (1992, 1993); Chairman of
                                                                               the Board and Chief Executive
                                                                               Officer, Linbeck Construction
                                                                               Corporation; Director, PanEnergy
                                                                               Corporation (a diversified energy
                                                                               company), Daniel Industries, Inc.
                                                                               (manufacturer of gas measuring
                                                                               products and energy related
                                                                               equipment), GeoQuest International
                                                                               Holdings, Inc. (a geophysical
                                                                               consulting firm) (1980-1993);
                                                                               Former Director, Greater Houston
                                                                               Partnership (1980 -1995).

Patricia P. McCarter                    Trustee (3)                            Director and Secretary, The McCarter
1230 Brentford Road                                                            Corp. (machine manufacturer).
Malvern, PA  19355
May 1928


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.






                                       25

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Steven R. Pruchansky                    Trustee (1, 3)                         Director and President, Mast
4327 Enterprise Avenue                                                         Holdings, Inc. (since 1991);
Naples, FL  33942                                                              Director, First Signature Bank &
August 1944                                                                    Trust Company (until August 1991);
                                                                               Director, Mast Realty Trust (until
                                                                               1994); President, Maxwell Building
                                                                               Corp. (until 1991).

Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc.,
                                                                               SAMCorp. and NM Capital; Trustee,
                                                                               The Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, John Hancock Property and
                                                                               Casualty Insurance and its
                                                                               affiliates (until November 1993);
                                                                               Director, Signature Services (until
                                                                               January 1997).

Norman H. Smith                         Trustee (3)                            Lieutenant General, United States
243 Mt. Oriole Lane                                                            Marine Corps; Deputy Chief of Staff
Linden, VA  22642                                                              for Manpower and Reserve Affairs,
March 1933                                                                     Headquarters Marine Corps;
                                                                               Commanding General III Marine
                                                                               Expeditionary Force/3rd Marine
                                                                               Division (retired 1991).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.






                                       26

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

John P. Toolan                          Trustee (3)                            Director, The Smith Barney Muni Bond
13 Chadwell Place                                                              Funds, The Smith Barney Tax-Free
Morristown, NJ  07960                                                          Money Funds, Inc., Vantage Money
September 1930                                                                 Market Funds (mutual funds), The
                                                                               Inefficient-Market Fund, Inc.
                                                                               (closed-end investment company) and
                                                                               Smith Barney Trust Company of
                                                                               Florida; Chairman, Smith Barney
                                                                               Trust Company (retired December,
                                                                               1991); Director, Smith Barney,
                                                                               Inc., Mutual Management Company and
                                                                               Smith Barney Advisers, Inc.
                                                                               (investment advisers) (retired
                                                                               1991); Senior Executive Vice
                                                                               President, Director and member of
                                                                               the Executive Committee, Smith
                                                                               Barney, Harris Upham & Co.,
                                                                               Incorporated (investment bankers)
                                                                               (until 1991).

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Senior Vice President,
                                                                               The Berkeley Group; President, the
                                                                               Adviser (until December 1994);
                                                                               Director, Signature Services (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.







                                       27

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, SAMCorp.,
                                                                               Insurance Agency, Inc. and NM
                                                                               Capital; Counsel, John Hancock
                                                                               Mutual Life Insurance Company (until
                                                                               January 1997).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group, Vice
March 1950                                                                     President, John Hancock
                                                                               Distributors, Inc. (until 1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

         All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

         As of October 31, 1996, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund and to the knowledge of the registrant, no persons owned of record or beneficially 5% or more of any class of the registrant's outstanding securities.

         The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for the Fund's most recently completed fiscal year. The four non-independent Trustees, Messrs. Boudreau, Cameron, Scipione and Ms. Hodsdon and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and received no compensation from the Fund for their services.


                                                          Total Compensation
                                   Aggregate              From the Fund and
        Independent              Compensation             John Hancock Fund
         Trustees                From the Fund          Complex to Trustees(1)
         --------                -------------          ----------------------

James F. Carlin                    $ 1,777                  $ 60,700
Charles F. Fretz                     2,568                    56,200
Harold R. Hiser, Jr.*                 ----                    60,200
Charles L. Ladner                    1,510                    60,700
Patricia P. McCarter                 1,510                    60,700
Steven R. Pruchansky                 1,560                    62,700
Norman H. Smith                      1,560                    62,700
John P. Toolan*                       ----                    60,700
                                   $10,485                  $627,500

(1) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1995. As of this date there were sixty-one funds in the John Hancock Fund Complex, of which each of the Independent Trustees served as Directors or Trustees of thirty-three funds.

* As of December 31, 1995, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock Fund Complex for Mr. Hiser was $31,324 and for Mr. Toolan was $71,437 under the John Hancock Deferred Compensation Plan for Independent Trustees.


INVESTMENT ADVISORY AND OTHER SERVICES

         The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $19 billion in assets under management in its capacity as investment adviser to the Fund and other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from S&P and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

         The Fund has entered into an investment management contract with the Adviser, under which the Adviser provides the Fund with a continuous investment program, consistent with the Fund's stated investment objective and policies. The Adviser is responsible for the day to day management of the Fund's portfolio assets.

         No person other than the Adviser and its directors and employees regularly furnish advice to the Fund with respect to the desirability of the Fund's investing in, purchasing or selling securities. The Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

         All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund, including fees of Trustees of the Trust who are not "interested persons," as such term is defined in the Investment Company Act (the "Independent Trustees") and the continuous public offering of the shares of the Fund are borne by the Fund but excluding certain distribution-related activities required to be paid by the Adviser or John Hancock Funds.

         As discussed in the Prospectus and as provided by the investment management contract, the Fund pays the Adviser monthly an investment management fee, which is accrued daily, based on an annual rate of 0.60% of the average of the daily net assets of the Fund. From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average net assets. The Adviser retains the right to re-impose a fee and recover other payments to the extent that, at the end of any fiscal year, the Fund's actual expenses at year end fall below any such limit.

         Investment Advisory fees to the Adviser during the fiscal year ended December 31, 1995, 1994 and 1993 amounted to $891,221, $864,666 and $474,915, respectively.

         The Fund compensates the Adviser for performing necessary tax and financial management services. The compensation for 1996 is estimated to be an annual rate of 0.01875% of the average net assets of the Fund.

         Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or any affiliate provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         Pursuant to the investment management contract, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the investment management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its obligations and duties under the investment management contract.

         Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

         The Adviser has entered into a service agreement with Sovereign Asset Management Corporation ("SAMCORP") which is an indirect wholly-owned subsidiary of the Life Company. The service agreement provides that SAMCORP will provide to the Adviser certain portfolio management services with respect to the equity securities held in the portfolio of the Fund. The service agreement further provides that the Adviser will remain ultimately responsible for all of its obligations under the investment management contract between the Adviser and the Fund. Subject to the supervision of the Adviser, SAMCORP furnishes the Fund with recommendations with respect to the purchase, holding and disposition of equity securities in the Fund's portfolio; furnishes the Fund with research, economic and statistical data in connection with the Fund's equity investments; and places orders for transactions in equity securities.

         The Adviser pays to SAMCORP 40% of the monthly investment management fee received by the Adviser with respect to the equity securities held in the portfolio of the Fund during such month. The fees paid by the Fund to the Adviser under the investment management contract are not affected by this arrangement.

         During the fiscal years ended December 31, 1995, 1994 and 1993, the Adviser paid SAMCORP the sum of $118,896, $105,821, and $73,242, respectively, in connection with the service agreement with SAMCORP.

         The investment management contract and the distribution contract discussed below continue in effect from year to year if approved annually by vote of a majority of the Independent Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. Each contract automatically terminates upon assignment. Each contract may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of a majority of the outstanding voting securities of the Fund.

NET ASSET VALUE

         For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

         Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

         Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

         Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

         Foreign securities are valued on the basis of quotations from the primary market in which they are traded. If quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects their value.

         Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV.

         The Fund will not price its securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

DISTRIBUTION CONTRACTS

         The Fund has entered into a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. Upon notice to all Selling Brokers, John Hancock Funds may allow them up to the full applicable sales charge during periods specified in such notice. During these periods, Selling Brokers may be deemed to be underwriters as that term is defined in the 1933 Act. The sales charges are discussed further in the Prospectus.

         The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares ("the Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00% respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees are used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. In the event that John Hancock Funds is not fully reimbursed for expenses incurred by it under the Class B Plan in any fiscal year, John Hancock Funds may carry these expenses forward together with interest on the balance of these unreimbursed expenses, provided, however, that the Trustees may terminate the Class B Plan and thus the Fund's obligation to make further payments at any time. Accordingly, the Fund does not treat unreimbursed expenses relating to the Class B shares as a liability of the Fund. The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

         For the year ended December 31, 1995, an aggregate of $3,097,061 of distribution expenses or 3.7% of the average net assets of Class B shares were not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees.

         Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which the expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

         During the fiscal year ended December 31, 1995 the Funds paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Funds.

                                  Expense Items


                                      Printing and                           Expenses of       Interest
                                       Mailing of          Compensation          John        Carrying or
                                      Prospectus to             to             Hancock      Other Finance
                    Advertising     New Shareholders     Selling Brokers        Funds          Charges
                    -----------     ----------------     ---------------        -----          -------
Class A Shares        $33,515            $3,846              $98,915           $59,699          None
Class B Shares        $53,861            $4,475              $328,674          $83,603        $351,388

         Each of the Plans provides that it will continue in effect only so long as their continuance is approved at least annually by the Trustees and by the Independent Trustees. Each of the Plans provides that it may be terminated without penalty (a) by a vote of a majority of the Independent Trustees (b) by a vote of a majority of the Fund's outstanding shares of the applicable class having voting rights with respect to the Plan upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each of the Plans also provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

         Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

         The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

         Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account, and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

         Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.
o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.
o A Trustee/Director or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.
o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.
o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.
o        A member of an approved affinity group financial services plan.
o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.
o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

           Amount Invested                                         CDSC Rate
           ---------------                                         ---------
           $1 to$4,999,999                                           1.00%
           Next $5 million to $9,999,999                             0.50%
           Amounts of $10 million and over                           0.25%

         Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares already held by such person.

         Combination Privilege. Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

         Letter of Intention. Reduced sales charges are also applicable to investments made over a specified period pursuant to a Letter of Intention
(LOI), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include group IRA's, SEP, TSA, 401(k) plans, 403(b) plans, and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period within 13 or 48 months, the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

         The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the 13-month period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

         Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

         Class A shares may also be purchased without an initial sales charge in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

DEFERRED SALES CHARGE ON CLASS B SHARES

         Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from reinvestment of dividends or capital gains distributions.

         Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

         The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

         In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Upon redemption, appreciation is effective only on a per share basis for those shares being redeemed. Appreciation of shares cannot be redeemed CDSC free at the account level.

         When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*         Proceeds of 50 shares redeemed at $12 per share                  $600
*         Minus proceeds of 10 shares not subject to CDSC
          (dividend reinvestment)                                          -120
*         Minus appreciation on remaining shares (40 shares X $2)           -80
                                                                           -----
*         Amount subject to CDSC                                           $400

         Proceeds from the CDSC are paid to Investor Services and are used in whole or in part by Signature Services to defray its expenses related to providing distribution- related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

         Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.
* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
*        Redemptions due to death or disability.
* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.
* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

         For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory distributions under the Internal Revenue Code.
*        Returns of excess contributions made to these plans.
* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan and Profit-Sharing Plan).
* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B Funds

---------------------------------------------------------------------------------------------------------------
Type of               401(a) Plan          403(b)            457              IRA, IRA          Non-Retirement
Distribution          (401(k), MPP,                                           Rollover
                      PSP)
---------------------------------------------------------------------------------------------------------------
Death or              Waived               Waived            Waived           Waived            Waived
Disability
---------------------------------------------------------------------------------------------------------------
Over 70 1/2           Waived               Waived            Waived           Waived for        12% of
                                                                              mandatory         account value
                                                                              distributions     annually in
                                                                              or 12% of         periodic
                                                                              account value     payments
                                                                              annually in
                                                                              periodic
                                                                              payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2        Waived               Waived            Waived           Waived for Life   12% of
and 70 1/2                                                                    Expectancy or     account value
                                                                              12% of account    annually in
                                                                              value annually    periodic
                                                                              in periodic       payments
                                                                              payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2          Waived               Waived for        Waived for       Waived for        12% of
                                           annuity           annuity          annuity           account value
                                           payments (72t)    payments (72t)   payments (72t)    annually in
                                           or 12% of         or 12% of        or 12% of         periodic
                                           account value     account value    account value     payments
                                           annually in       annually in      annually in
                                           periodic          periodic         periodic
                                           payments.         payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                 Waived               Waived            N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan   Not Waived           Not Waived        Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships             Waived               Waived            Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Return of Excess      Waived               Waived            Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

         If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

ADDITIONAL SERVICES AND PROGRAMS

         Exchange Privilege. As described more fully in the Prospectus, the Fund permits exchanges of shares of the Fund for shares of the same class in any other John Hancock fund offering that class.

         Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund's shares. Since the redemption price of the Fund's shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

         Monthly Automatic Accumulation Program (MAAP). This program in the Prospectus. The program, as it relates to automatic investment drafts, is subject to the following conditions:

         The investments will be drawn on or about the day of the month indicated.

                  The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Signature Services without prior notice if any investment is not honored by your bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

                  The Program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Signature Services which is received at least five (5) business days prior to the processing date of any investment.

         Reinvestment Privilege. A shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock funds, subject to the minimum investment limit in any fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of any John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from such redemption at net asset value in additional shares of the class from which the redemption was made. Such shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and such new shares will continue to be subject to the CDSC. For purposes of determining the amount of any CDSC imposed upon a subsequent redemption, the holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

         A redemption or exchange of shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described below.

DESCRIPTION OF FUND SHARES

         The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and two other series. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

         The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund.
Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

         Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A shares and Class B shares will bear any class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Accordingly, the net asset value per share may vary depending whether Class A shares or Class B shares are purchased.

         In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

         Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the

Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in the Fund's prospectus shall be liable for any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

         In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

A shareholders account is goverend by the laws of The Commonwealth of Massachusetts.

TAX STATUS

         Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and has elected to be treated as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

         The Fund will be subject to a four percent nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

         Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

         Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currency forward contracts, certain foreign currency futures and options, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, possibly including certain currency positions or derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of its gross income for each taxable year and may under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders, who consequently will not take such taxes into account on their own tax returns. However, the Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

         If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate there adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         The amount of net realized capital gains, if any, in any given year will result from sales of securities or transactions in options or futures made with a view to the maintenance of a portfolio believed by the Fund's management to be most likely to attain the Fund's objective. Such sales, and any resulting gains or losses, may therefore vary considerably from year to year. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the purchase price.

         Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded charge will result in an increase in the shareholder's tax basis in the Class A shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain with respect to such shares.

         Although the Fund's present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares by the difference between his pro rata share of such excess and his pro rata share of such taxes.

         For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and as noted above would not be distributed as such to shareholders. The Fund has $259,999 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The carryforward expires December 31, 2002.

         For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions  and  deferrals,   certain   pre-retirement  and   post-retirement
distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options, futures contracts, and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

         A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

         The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

         Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

         Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures, options, foreign currency positions and foreign currency forward contracts. Certain of these transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect their character as long-term or short-term (or, in the case of certain currency forwards, options, or futures, as ordinary income or loss) and timing of some gains and losses realized by the Fund. Also, some of the Fund's losses on its transactions involving options, futures and forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. Some of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules applicable to options, futures and forward contracts (including consideration of any available elections) in order to minimize any potential adverse tax consequences.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund. The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

         The average annual total return is determined separately for each class of shares at June 30, 1996 with all distributions reinvested in shares. The average annualized total returns for Class A shares for the 1-year period and since the Fund's inception on October 5, 1992, were 9.99% and 8.72%, respectively, and reflect payment of the maximum sales charge of 5.00%. The average annualized total returns for Class B shares for the 1-year period and since the Fund's inception on October 5, 1992, were 9.95% and 9.07%, respectively, and reflects applicable contingent deferred sales charge (maximum contingent deferred sales charge of 5% declines to 0% over six years).

         The Fund's total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                     n _____
                                T = \ /ERV/P - 1

Where:

         P =       a hypothetical initial investment of $1,000.

         T =       average annual total return.

         n =       number of years.

         ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year and life-of-fund periods.

         Because each share has its own sales charge and fee structure, the classes have different performance results. In the case of Class A or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The

"distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

         In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

         The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share on the last day of the period, according to the following standard formula:

                        Yield = 2 ([(a - b) + 1] 6 - 1)
                                      ---
                                      cd

Where:

a =      dividends and interest earned during the period.

b = expenses accrued during the period (net of fee reductions and expense limitation payments, if any).

c = the average daily number of shares outstanding during the period that would be entitled to receive dividends.

d =      the maximum offering price per share on the last day of the period.

         The Class A and Class B shares' yield at June 30, 1996 was 2.87% and 2.32%, respectively. Both total return and yield calculations for Class A shares include the effect of paying the maximum sales charge of 5.00%. Investments at lower sales charges would result in higher performance figures. Both total return and yield for the Class B shares reflect deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period. All calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the periods. The total return and yield of Class A and Class B shares will differ; the Fund will include the total return and yield of both classes in any advertisement or promotional material including Fund performance data. The value of Fund shares, when redeemed, may be more or less than their original cost. Both total return and yield are historical calculations and are not an indication of future performance.

         From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper-Fund

Performance Analysis," a publication which tracks mutual fund net assets, total return, and yield. Comparisons may also be made to bank certificates of deposit ("CDs"), which differ from mutual funds, such as the Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured.

         Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, the WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, BARRON'S and IBBOTION ASSOCIATES will also be utilized as well as the RUSSELL and WILSHIRE indices. The Fund may also cite Morningstar Mutual Values, an independent mutual fund information service which ranks mutual funds. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

         The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

         Decisions concerning the purchase and sale of portfolio securities of the Fund are made by the Adviser pursuant to recommendations made by its investment committee of the Adviser, which consists of directors of the Adviser and officers and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

         In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

         The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies as the Board of Trustees may determine, the

Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

         To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended December 31, 1995, 1994 and 1993, the Fund paid brokerage commissions in the amount of $187,534, $106,785 and $163,746, respectively.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to these policies as the Board may adopt from time to time.

         For the fiscal year ended December 31, 1995, the Fund paid commissions in the amount of $40,621 to compensate brokers for research services evaluations of securities.

         The Adviser's indirect parent, the Life Company, is an indirect shareholder of Tucker Anthony Incorporated and Sutro & Company, Inc. and the indirect sole shareholder of John Hancock Distributors, which are all broker-dealers ("Affiliated Brokers"). Pursuant to procedures determined by the Board of Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the fiscal years ending December 31, 1995, 1994 and 1993, the Fund did not execute any portfolio transactions with Affiliated Brokers.

         Any of the Affiliated Brokers may act as broker for the Fund on securities or commodities exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Board of Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Board believes to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the

Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Trust, the Adviser or the Affiliated Broker. Any such transactions would be subject to a good faith determination by the Trustees that the compensation paid to Affiliated Brokers is fair and reasonable. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not engage in principal transactions with Affiliated Brokers.

         Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

         John Hancock Signature Services, Inc., 1 John Hancock Way STE 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee for Class A shares of $19.00 per shareholder account and for Class B shares of $22.50 per shareholder account, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the related net asset values.

CUSTODY OF PORTFOLIO

         Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust and Investors Bank & Company, 89 South Street, Boston, Massachusetts 02111. Under the custodian agreement, Investors Bank & Company performs custody, portfolio and fund accounting services. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

INDEPENDENT AUDITORS

         The independent auditors of the Fund are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. The independent auditors audit and render an opinion on the Fund's annual financial statements and prepare the Fund's income tax returns.

                                    APPENDIX

Moody's describes its ratings for fixed income securities as follows:

Fixed income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Fixed income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they are generally referred to as "high grade" obligations. They are rated lower than the best fixed income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Fixed income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Fixed income securities which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes fixed income securities in this class.

Fixed income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Fixed income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Fixed income securities which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fixed income securities which are rated "C" are the lowest rated class of fixed income securities and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its ratings for fixed income securities as follows:

Fixed income securities rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Fixed income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

Fixed income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed income securities in higher rated categories.

Fixed income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed income securities in this category than in higher rated categories.

Fixed income securities rated "BB," "B," "CCC," "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such fixed income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated "P-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. "P-1" repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well- established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "P-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Issuers rated "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

"A-1." This designation indicates that the degree of safety regarding timely payment is very strong.

"A-2." Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

"A-3." Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Quality Distribution

The average quality distribution of the portfolio for the fiscal year ended December 31, 1995 was as follows:

                    Y-T-D                               Rating                      Rating Assigned
   Security        Average             % of           Assigned by       % of         Assigned by           % of
    Rating          Value            Portfolio          Adviser       Portfolio        Service           Portfolio
AAA             $23,631,725            16.0%               0            0.05         $23,631,725           16.0%
AA                3,340,775             2.2%               0            0.0%           3,340,775            2.2%
A                 9.990.026             6.8%               0            0.0%           9,990,026            6.8%
BAA               8,349,007             5.6%               0            0.0%           8,349,007            5.6%
BA                5,156,810             3.5%               0            0.0%           5,156,810            3.5%
B                 7,779,377             5.3%               0            0.0%           7,779,377            5.3%
CAA                       0             0.0%               0            0.0%                   0            0.0%
CA                        0             0.0%               0            0.0%                   0            0.0%
C                         0             0.0%               0            0.0%                   0            .00%
D                         0             0.0%               0            0.0%                   0            0.0%
                ================================================================================================
                          0
Debt             58,247,720            39.4%               0            0.0%          58,247,720           39.4%
Securities
                          0
Equity           84,752,103            57.5%
Securities
                          0
Short-Term        4,512,692             3.1%
Securities
                          0
Total           147,512,515           100.0%
Portfolio
                          0
Other               997,940
Assets-Net
                          0
Net Assets      148,510,455
                ===========

                              FINANCIAL STATEMENTS
































                                      F-1